Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

Note 11 – Subsequent Events

On January 19, 2016, the Company issued 1,570,681 shares of common stock for payment in lieu of cash of interest equal to $60,000.

On January 29, 2016, the Company entered into a Merger Agreement with Ecoark providing, among other things, for the acquisition of Ecoark by the Company in a share for share exchange pursuant to which it is contemplated that at the closing Ecoark shareholders will own approximately 95% of the outstanding share of the Company. The Company filed a 14A and is awaiting approval from the SEC on certain proposals to amend the Articles of Incorporation to increase of the authorized shares of common stock to 100,000,000 shares, to effect the creation of 5,000,000 shares of "blank check" preferred stock, to approve a reverse stock split of the common stock 1 for 250, and to change the name of the corporation to Ecoark Holdings Inc. Upon approval by the SEC, it is anticipated that the merger will be completed in March 2016.

On January 29, 2016, the Company entered into an agreement with holders of the Notes Payable as mentioned in Note 6 to extend the term of the note to June 30, 2016. The notes will convert to equity if the merger is completed.

Management has evaluated subsequent events for the disclosure and/or recognition in the financial statements through the date that the financial statements were available to be issued, which date is February 26, 2016.